EXHIBIT 23.1




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation of our report dated March 31, 2011 accompanying the financial statements of this Form 10-K as of December 31, 2010 and for the period then ended.


/s/ Mark Bailey & Company, Ltd.

Mark Bailey & Company, Ltd.
Reno, Nevada